UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	001-39309	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Platform Way South , Suite 2300, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Financial Partners, Inc. (the "Company"), Abney S. Boxley, III, Charles E. Brock, Renda J. Burkhart, Gregory L. Burns, Richard D. Callicutt, II, Thomas C. Farnsworth, III, Glenda Baskin Glover, David B. Ingram, Decosta E. Jenkins, Robert A. McCabe, Jr., G. Kennedy Thompson and M. Terry Turner were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, and (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Definitive Proxy Statement of Schedule 14A, filed with the Securities and Exchange Commission on March 3,2025.

The final voting results of the director elections, ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 and the non-binding, advisory approval of compensation for the Company's named executive officers are set forth below.

(1) Each director nominee was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Abney S. Boxley, III	56,860,879	4,965,220	674,294	6,234,109
Charles E. Brock	59,680,535	2,146,240	673,618	6,234,109
Renda J. Burkhart	61,718,300	104,503	677,590	6,234,109
Gregory L. Burns	59,387,863	2,439,725	672,805	6,234,109
Richard D. Callicutt, II	60,727,567	1,095,821	677,005	6,234,109
Thomas C. Farnsworth, III	60,571,771	1,250,621	678,001	6,234,109
Glenda Baskin Glover	59,883,633	1,781,714	835,046	6,234,109
David B. Ingram	60,249,489	1,577,393	673,511	6,234,109
Decosta E. Jenkins	60,073,559	1,638,376	788,458	6,234,109
Robert A. McCabe, Jr.	61,100,156	729,349	670,888	6,234,109
G. Kennedy Thompson	61,069,987	755,865	674,541	6,234,109
M. Terry Turner	61,351,431	479,003	669,959	6,234,109

(2) The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved by the following tabulation:

For	Against	Abstain
65,710,117	2,356,146	668,239

(3) The non-binding, advisory vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
58,175,527	3,455,512	869,354	6,234,109

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PINNACLE FINANCIAL PARTNERS, INC.

                        By: /s/ Harold R. Carpenter
                    Name: Harold R. Carpenter
                         Title:    Executive Vice President and
                            Chief Financial Officer

Date:    April 21, 2025